Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

FT Cboe Vest U.S. Equity Buffer ETF - September

FT Cboe Vest U.S. Equity Deep Buffer ETF - September

(each a “Fund”)

Supplement To each Fund’s Prospectus

Dated September 20, 2021

As described in each Fund’s prospectus, Fund shareholders are subject to an upside return cap that represents the maximum percentage return an investor can achieve from an investment in a Fund for a given Target Outcome Period. On September 17, 2021, each Fund’s previous Target Outcome Period ended, and a new Target Outcome Period began as of September 20, 2021. The new Target Outcome Period will end on September 16, 2022. The cap for each Fund for the Target Outcome Period beginning on September 20, 2021 is set forth below.

FT Cboe Vest U.S. Equity Buffer ETF - September (FSEP)	12.20% (before fees, expenses and taxes) 11.35% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)
FT Cboe Vest U.S. Equity Deep Buffer ETF - September (DSEP)	7.43% (before fees, expenses and taxes) 6.58% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)

Please Keep this Supplement with your Fund Prospectus for Future Reference